UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

Dermata Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40739	86-3218736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3525 Del Mar Heights Rd., #322 San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

(858) 800-2543

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	DRMA	The Nasdaq Capital Market
Warrants, exercisable for one share of Common Stock	DRMAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

 Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On May 23, 2023, Dermata Therapeutics, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the investors named on the signature pages thereto (collectively, the “Purchasers”), pursuant to which the Company agreed to sell and issue, in a registered direct offering, an aggregate of (i) 458,555 shares (the “Shares”) of common stock, par value $0.0001, of the Company (“Common Stock”) at a purchase price of $2.285 per Share and accompanying Warrant (as defined below), and (ii) 342,322 pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 342,322 shares of Common Stock (the “Pre-Funded Warrant Shares”) at a purchase price of $2.2849 per Pre-Funded Warrant and accompanying Warrant, for aggregate gross proceeds to the Company of approximately $1.8 million, before deducting the placement agent fees and estimated offering expenses payable by the Company (the “Registered Offering”).

The Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares are being sold pursuant to Company’s effective shelf registration statement on Form S-3 (File No. 333-268383), including a prospectus contained therein, which was originally filed with the Securities and Exchange Commission (the “SEC”) on November 15, 2022, and was declared effective by the SEC on November 25, 2022, and a related prospectus supplement, dated May 23, 2023, related to the Registered Offering.

Pursuant to the Purchase Agreement, in a concurrent private placement (the “Private Placement” and together with the Registered Offering, the “Offering”), the Company also agreed to sell and issue to the Purchasers warrants (the “Warrants”) to purchase up to 800,877 shares of Common Stock (the “Warrant Shares”). The Private Placement Warrants will be immediately exercisable upon issuance at an exercise price of $2.16 per share and will expire five and one-half years from the date of issuance. The Company has agreed to file a registration statement covering the resale of the Warrant Shares within 45 days of the date of the Purchase Agreement. The Company must use commercially reasonable efforts to cause such registration statement to become effective within 120 days following the closing date of the Offering and to keep such registration statement effective at all times until the Purchasers no longer own any Warrants or Warrant Shares.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Purchasers and customary indemnification rights and obligations of the parties. Pursuant to the terms of the Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of its shares of Common Stock and securities convertible into shares of Common Stock for a period of 30 days following the closing of the Offering.

The Offering is expected to close on or about May 26, 2023, subject to satisfaction of customary closing conditions.

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Pursuant to a letter agreement dated as of November 27, 2022, as amended December 12, 2022, the Company engaged H.C. Wainwright & Co., LLC (“Wainwright”) to act as its exclusive placement agent in connection with the Offering. The Company has agreed to (i) pay Wainwright a cash fee equal to 7.0% of the aggregate gross proceeds of the Offering, excluding the proceeds, if any, from the exercise of the Warrants, (ii) pay Wainwright a management fee of 1.0% of the aggregate gross proceeds of the Offering, and (iii) reimburse Wainwright for certain expenses and legal fees. In addition, the Company agreed to issue to Wainwright or its designees, warrants (the “Placement Agent Warrants”) to purchase up to 56,061 shares of Common Stock (the “Placement Agent Warrant Shares”). The Placement Agent Warrants will be exercisable immediately upon issuance and have a term of exercise equal to five years from the date of the Purchase Agreement. The Placement Agent Warrants will have substantially the same terms as the Warrants being sold concurrently to the Purchasers in the Offering, except that the Placement Agent Warrants will have a term of five years from the commencement of sales in the Offering and an exercise price equal to $2.8563 per share.

The foregoing descriptions of the Purchase Agreement, the Pre-Funded Warrants, the Warrants and the Placement Agent Warrants are not complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreement, the form of Pre-Funded Warrant, the form of Warrant and the form of Placement Agent Warrant, copies of which are filed herewith as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

A copy of the opinion of Lowenstein Sandler LLP relating to the validity of the Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares is filed herewith as Exhibit 5.1.

Item 3.02	Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the Private Placement and the issuance of the Placement Agent Warrants is hereby incorporated by reference into this Item 3.02. The Warrants, the Warrant Shares, the Placement Agent Warrants and the Placement Agent Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are instead being offered pursuant to the exemption from registration provided in Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure

On May 24, 2023, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Warrant
4.3	Form of Placement Agent Warrant
5.1	Opinion of Lowenstein Sandler LLP
10.1	Form of Securities Purchase Agreement, dated May 23, 2023, by and between the Company and the Purchasers
23.1	Consent of Lowenstein Sandler LLP (included in Exhibit 5.1)
99.1	Press Release, dated May 24, 2023 announcing the Offering.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dermata Therapeutics, Inc.

Date: May 24, 2023	By:	/s/ Gerald T. Proehl
	Name:	Gerald T. Proehl
	Title:	Chief Executive Officer

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